WALDEN SOCIAL BALANCED FUND
WALDEN SOCIAL EQUITY FUND







                                                              SEMI-ANNUAL REPORT
                                                              September 30, 2001

                                                              SEMI-ANNUAL REPORT
Table of Contents                                             September 30, 2001

--------------------------------------------------------------------------------
SOCIAL RESEARCH AND ACTION UPDATE.........................................   1

WALDEN SOCIAL BALANCED FUND
  Market and Performance Review...........................................   3
  Investment Performance..................................................   4
  Schedule of Portfolio Investments.......................................   5
  Financial Statements....................................................   7
  Financial Highlights....................................................   9

WALDEN SOCIAL EQUITY FUND
  Market and Performance Review...........................................  11
  Investment Performance..................................................  12
  Schedule of Portfolio Investments.......................................  13
  Financial Statements....................................................  14
  Financial Highlights....................................................  16

Notes to Financial Statements.............................................  17

                                                         WALDEN ASSET MANAGEMENT
                                                              September 30, 2001

SOCIAL RESEARCH AND ACTION UPDATE
--------------------------------------------------------------------------------

Over the past six months, Walden has participated in discussions that have raised new issues and others that have affirmed what socially responsive investing is all about. Our shareholder activism work is enhanced by the partnerships we have forged over the past years with leading social action groups. A few examples follow:

    - At BP AMOCO PLC'S meeting in the United Kingdom, we spoke of our concern that particular classes of shareholders (ADR owners) were being alienated from the proxy process and therefore have been denied certain rights as equity owners. Our concern stems from BP's decision to exclude a resolution, co-led by Walden, against drilling in the Arctic National Wildlife Refuge. Our discussion of shareholder rights with BP continued, as several company representatives led by their corporate secretary visited our office in Boston last month to further explore their position. Walden is evaluating a variety of approaches to continue to press for a greater voice within BP for U.S. investors.

    - In recent months, Walden has testified on behalf of a number of legislative initiatives brought before the Commonwealth of Massachusetts. Our success in gaining commitments from several large drug store chains, such as CVS CORP., to phase out the sale of mercury thermometers provided support for a proposed law seeking a statewide ban. Walden continues to collaborate on issues related to mercury with organizations such as Healthcare Without Harm.

    - Our dialogue with EMC CORP. continues. In our last update, we reported on our experience at the May annual general meeting of EMC. Despite our expressed intention to raise specific concerns in the Q & A session, only company-picked, hand-written inquiries were addressed. No questions on corporate responsibility were chosen. Since then, EMC has engaged in activities that could further stifle shareholder interactions with management. EMC was a key corporate supporter of proposed legislation in Massachusetts that included a provision allowing companies to hold Internet-based meetings in lieu of face-to-face annual meetings. Walden and Boston-based United for a Fair Economy led an effort of concerned investors opposing the provision, a precedent that would allow companies to avoid in-person accountability to shareholders. The provision was removed from the bill, but expecting its return, Walden continues to advocate against virtual-only meetings. Meanwhile, we are committed to continuing our conversations with EMC on several matters of corporate governance and diversity.

    - Building upon work begun last year in cooperation with the Equality Project, Walden is seeking clarification from several portfolio companies as to whether their nondiscrimination policies explicitly include sexual orientation. This outreach has already prompted one company, FEDEX CORP., to reconsider its policy. FedEx's Managing Director of Labor and Employment Law stated "...realizing the inherent benefits to be gained from amending the nondiscrimination policy to explicitly include sexual orientation, we are sincerely evaluating making this change." We are hopeful that this might become an example of how investors can promote positive change simply by raising the level of corporate awareness.

    - We contrast our EMC experience with that of INTEL CORP., a firm with a practice of hosting periodic "listening tours" as a means of communicating better with its shareholders. Three company managers from the offices of environmental affairs, corporate responsibility and the chief financial officer met recently with Walden and several investment firms from the Boston area. In an open and cooperative context, Intel fielded questions on a variety of issues, including operations in China, water conservation in New Mexico, and its nondiscrimination policy. Intel deserves praise for its increasing efforts to be responsive and proactive in addressing shareholder concerns.

    - Walden continues its coverage of child labor issues and is exploring how its active membership in the Child Labor Coalition (CLC) can help maximize corporate awareness on the issue of exploitative child labor. Walden is corresponding with food producers, retailers and service companies such as ALBERTSON'S, INC. and SYSCO CORP. to better understand how they consider the potential for exploitative child labor in their supply-chain processes. Reported child labor abuses on cocoa plantations has garnered public attention. Recent exposes on the plight of child laborers on West African cocoa plantations and a proposed Senate bill on creating a child-labor-free label for U.S. chocolate products prompted a meeting between CLC and the Chocolate Manufacturers Association (CMA). Walden and other diverse CLC members participated in the meeting. We are hopeful that this collaboration will become a constructive forum to address this specific concern.

    - In April 2001, the enormity of the HIV/AIDS epidemic received global attention when the pharmaceutical industry trade association filed a lawsuit against the South African government for drug patent infringement. Walden wrote to the 12 pharmaceutical companies in our domestic and international portfolios that manufacture HIV/AIDS drugs or are members of the association. Our objective was to better understand the companies' policies and initiatives for making

Walden Asset Management, a division of United States Trust Company of Boston, performs shareholder advocacy, proxy voting, screening services, and other social initiatives for Boston Trust Investment Management, Inc. ("the Adviser") and is paid a fee for these services by the Adviser. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

--------------------------------------------------------------------------------

                                                         WALDEN ASSET MANAGEMENT
SOCIAL RESEARCH AND ACTION UPDATE (CONT.)                     September 30, 2001

--------------------------------------------------------------------------------

        their life-saving drugs available to consumers, particularly those in developing nations most affected by HIV/AIDS. To date, half have responded, and Walden has had correspondence and dialogue with BRISTOL-MYERS SQUIBB CO. and MERCK & CO., INC. Predominantly, their response is to support making drugs available on a country-by-country assessment of prices in lieu of granting licenses to manufacture generics. The issue of intellectual property rights remains a hot topic; companies defend the need for patent protection in order to cover costs and support future R&D. But many companies are making allowances for epidemics such as HIV/AIDS and are providing drugs at manufacturing cost (forgoing profit) in addition to contributing to the UN Accelerated Access Initiatives. Recently, Walden organized a meeting with Pfizer, Inc. bringing together senior management and six investor groups. Walden's partnerships with Oxfam America and the Interfaith Center for Corporate Responsibility continue as we collaborate on discussing these issues with companies.

    - We also introduced a resolution, led by New York City and co-filed by Walden, asking TJX COS., INC. to implement the MacBride Principles, equal employment opportunity guidelines for companies operating in Northern Ireland. In addition to receiving a high level of shareholder support at 16 percent, Walden raised several questions on vendor standards generally.

        In the wake of September 11, Walden believes that encouraging global corporations to conduct their business in a socially and environmentally responsible way is as important as ever. U.S.-based global corporations are among our most tangible "ambassadors" with their logos and their conduct readily visible. Treating employees fairly and respecting the environment and local communities become more of an imperative and less of a choice for global corporations. Additionally, corporate impact on social and economic development will come under increased scrutiny. As British Prime Minister Tony Blair said in a recent landmark speech to his party conference, "If globalization works only for the benefit of the few, then it will fail and deserves to fail." He called for a full-scale attack on poverty with aid, trade, debt relief and help with economic reform. Supporting economic development and a healthy environment contribute to a sustainable form of security-a more just world economy.

        WALDEN ASSET MANAGEMENT AND PROXY VOTING
        ----------------------------------------

        Walden takes seriously our responsibility to vote proxies in an informed and comprehensive manner. Our formal proxy voting guidelines are designed to reflect each Fund's positions on key issues related to corporate governance and social change. Walden Asset Management's proxy voting guidelines and proxy voting records for the Walden Social Balanced Fund and the Walden Social Equity Fund are available by calling 1-800-282-8782, x4050.

--------------------------------------------------------------------------------
                                       2

MARKET AND PERFORMANCE                              WALDEN SOCIAL BALANCED FUND
REVIEW                                      Manager Commentary by Stephen Moody
--------------------------------------------------------------------------------

A PERSONAL NOTE

The terrorist attacks of September 11 shocked our nation and changed our lives in many ways. We would like to express our heartfelt sympathy to everyone directly affected, especially those who lost family, friends and co-workers. As some of you already know, we are able to tell you that all of our immediate family, friends, and co-workers are safe.

We want you to know that we believe our basic responsibility remains the careful stewardship of your assets, despite the uncertainties of the present. The quarterly returns of the Walden Social Balanced Fund demonstrate the results of that stewardship. For September 30, 2001, the returns for the Fund compare favorably with the performance of stocks as represented by the Standard & Poor's 500 Stock Index (the "S&P 500"), for the quarter, six months, one-year and two-year returns the S&P 500 produced -14.67%, -9.68%, -26.61%, and -8.82%, respectively. The Walden Social Balanced Fund returned -4.65%, -3.02%, -8.34%, for the quarter, six-months and one-year periods, and rose at the annualized rate of 1.42% for the past two years. A major source of competitive returns this quarter was the performance of the portfolio's stocks, down 10.3% versus a decline of 14.7% in the S&P 500.

PRE-TERROR

The August economic data--which actually became public in the days immediately after September 11 but before the markets reopened--reflected an economy that had plummeted into a recession. Most economists accept the definition of a recession as articulated by the National Bureau of Economic Research, as two consecutive quarters of negative Gross Domestic Product(1) (the "GDP"). Some of this data is disturbing. Just one small example: In August-employment want ads across the United States were at levels not experienced since the recession ending in 1983.

Out of the four components of economic activity--consumer spending, investment spending, government spending, and net exports--only growth in consumer spending actually held up. Consumer spending depends on consumer confidence, which in turn depends on the stability of labor markets. Both spending and labor markets were weakening. Consumer spending grew by 7 percent last year, 5 percent the last twelve months, 3 percent for the quarter ending in August; in August itself there was no growth whatsoever. The four-week moving average of continuing claims for unemployment continued to reach new highs and rose by 1.1 million in the past twelve months; net new job creation in August turned negative.

WHEN THE MARKETS REOPENED

Then came the terrorist attacks on September 11. From an economic perspective, the severity of the terror, the fact that it threatens all of us within our borders, and the notion that further attacks cannot be prevented, has caused social and consumer behavior to change, perhaps forever. When coupled with the already precipitous decline in economic activity, we believe this could guarantee a longer, more persistent, and deeper economic recession.

The stock market remained closed on the day of the terrorist attacks and did not reopen until September 17. For the third quarter through that first trading day, the S&P 500 Index was down 14.87%. By the end of the month, it was down 14.67%. For the year to date, since December 31, 2000, the Index was down 20.38%, and for the past twelve months, it was down 26.61%.

Among the sectors in the S&P 500, technology had another crushing quarter, dropping over 33%,capital goods, transportation and utilities did poorly as well. The best performing sector was health care, the only sector with positive returns, rising over 3%. An old dog, communications services also did well, holding its own with a decline of only 0.7%. Consumer staples and finance also declined less than the market.

As the economy sank, the political process had been mired in a generally irrelevant debate from an economic point of view. The Republicans pushed another tax cut that would have provided virtually no economic stimulus save for the rebate. The Democrats resisted stimulus by arguing that increasing spending would violate sacrosanct limits on "robbing the Social Security Trust Fund." We feel both were irresponsible. In our opinion, a tax cut would be useful, if it were large and immediately benefited those most likely to spend it, the working poor. Violating the arbitrary Social Security Trust Fund limits would also be economically desirable if the result were more consistent economic growth, which would make it possible to again provide for Social Security in the future.

The one major exception to dysfunctional government was reasonable monetary policy, a continued relaxation of interest rates. From our perspective, the decline when the market opened on September 17 reflected an investment outlook excluding a deep recession. Part of the reason was that on that date the Fed dropped interest rates some 0.5% to coincide with the opening of the equity markets and then dropped interest rates again by the same amount at their monthly meeting. Investment capital is now, therefore, cheaper.

THE ECONOMIC OUTLOOK IN THE NEW POST-TERROR ERA

Our view earlier this year had been that the economic outlook did not bode poorly for financial assets given the value of assets in the market. While there was economic weakness all around us, we could look over the valley to modest economic growth beyond, unless there was an unexpected external, impossible-to-anticipate shock, like a war or a terrorist act. Now we have had one. For now, economic growth, especially consumer spending, has declined more sharply and immediately than previously contemplated.

We feel the most important reason why the market has not fallen further is that the war-like footing of the Administration will loosen

--------------------------------------------------------------------------------

MARKET AND PERFORMANCE                              WALDEN SOCIAL BALANCED FUND
REVIEW (CONT.)                              Manager Commentary by Stephen Moody
--------------------------------------------------------------------------------

the national fiscal purse strings in pursuit of a better defense and a successful offense. The artifice of a Social Security threshold, and other considerations, which had produced the political stalemate around economic policy, has been abandoned. The federal government is, in other words, much more likely to become the source of economic stimulus. Finally, the Administration, with broader congressional support, is paying attention to the economy.

The questions for now are whether the economic stimulus will be thoughtful, productive and sufficient and whether the response to the terror will be effective. In our opinion, to own equities now is to assume that, in the near-term, economic policy will be adequately stimulative. We had already begun to lose the consumer--whose spending constitutes two thirds of the GDP--without whom there is not much hope. The Fed can try to lower interest rates, but we feel the stimulus must come from exports, business investment spending, or government. Exports are external to our system and, so out of our control. We believe business investment spending is likely to respond only to good economic prospects. The consumer is frightened by terrorism and by job prospects. This leaves government to restore confidence.

We believe there are enough economic actors, and enough understanding of economic history and sufficient political will, to provide the economic stimulus. For this reason, we are bringing or holding this portfolio closer to its normal proportion of equities, toward sixty percent. This stimulus is also likely to be unfavorably perceived in the bond market as increasing the risk of inflation. Thus, in this portfolio, bond maturities are shorter than the most common broad bond indices.(+)

As always, we thank you for your continued support and look forward to serving your investment needs in the future.

/s/ Stephen Moody

Stephen Moody
Portfolio Manager
Boston Trust Investment Management, Inc.

INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

Fund Net Asset Value: $9.63                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                                                          AS OF SEPTEMBER 30, 2001
                                                                                       ----------------------------

                                                         QUARTER            SIX                        SINCE INCEPTION
                                                         TO DATE           MONTH           1 YEAR       JUNE 20, 1999

WALDEN SOCIAL BALANCED FUND(2)                            -4.65%           -3.02%          -8.34%           -0.55%

Lipper Balanced Funds Average(3)                          -8.05%           -4.90%         -11.71%           -2.09%

Standard & Poor's 500 Stock Index(3)                     -14.67%           -9.68%         -26.61%           -9.37%

Lehman Brothers Government/Credit Bond Index(3)            4.76%            5.08%          13.17%            8.54%

90-Day U.S.Treasury Bills(3)                               0.79%            1.71%           4.50%            5.06%

+   Portfolio compositon is subject to change.
1   Gross Domestic Product is the measure of the market value of the goods
    and services  produced by labor and   property in the United States.
2 After all expenses at an annual rate of 1.00%,the adviser's expense limitation.
3 Data calculated for the indices indicated was calculated based on the closest calendar date to the Fund inception available for the index.

The Standard & Poor's 500 Stock Index is an index of stocks that measure the asset-weighted performance of 500 stocks of large-capitalization companies. The Lehman Brothers Government/Credit Bond Index is generally representative of the performance of U.S.Treasury, U.S. government agency, and corporate debt securities. The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. All indices except the Lipper Balanced Funds Average are unmanaged; they do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. The Lipper Average is an equally weighted index of the largest managed mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. Investors cannot invest directly in an index, although they may invest in the underlying securities.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------

                                                   WALDEN SOCIAL BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                 September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
COMMON STOCKS - 55.7%

SECURITY DESCRIPTION                         SHARES       VALUE ($)
--------------------                         ------       ---------
BASIC MATERIALS - 1.5%
Bemis Co., Inc............................    3,000         119,550
Praxair, Inc..............................    2,000          84,000
                                                          ---------
                                                            203,550
                                                          ---------
CAPITAL GOODS - 1.3%
Illinois Tool Works.......................    2,100         113,631
Ingersoll-Rand Co.........................    2,000          67,600
                                                          ---------
                                                            181,231
                                                          ---------
COMMUNICATION SERVICES - 2.3%
Alltel Corp...............................    2,600         150,670
Bellsouth Corp............................    2,000          83,100
SBC Communications, Inc...................    2,000          94,240
                                                          ---------
                                                            328,010
                                                          ---------
CONSUMER CYCLICALS - 4.9%
BJ's Wholesale Club, Inc.(b) .............    2,000          95,220
Costco Wholesale Corp.(b) ................    3,000         106,680
Home Depot, Inc...........................    3,200         122,784
Honda Motor Co., Ltd., ADR ...............    1,000          64,250
Omnicom Group, Inc........................    3,000         194,700
TJX Cos., Inc.............................    3,000          98,700
                                                          ---------
                                                            682,334
                                                          ---------
CONSUMER PRODUCTS - 2.4%
Aptargroup, Inc...........................    4,300         136,740
Cintas Corp...............................    2,100          84,630
Herman Miller, Inc........................    4,100          79,827
Jones Apparel Group, Inc. (b) ............    1,600          40,784
                                                          ---------
                                                            341,981
                                                          ---------
CONSUMER STAPLES - 5.5%
Avon Products, Inc........................    1,700          78,625
Colgate-Palmolive Co......................    4,000         233,000
CVS Corp..................................    5,000         166,000
Kimberly-Clark Corp.......................    2,500         155,000
Sysco Corp................................    5,500         140,470
                                                          ---------
                                                            773,095
                                                          ---------
ENERGY - 1.6%
BP Amoco PLC, ADR ........................    4,600         226,182
                                                          ---------

FINANCIAL SERVICES - 10.9%
American International Group, Inc.........    2,000         156,000
Cincinnati Financial Corp.................    3,000         124,860
Fannie Mae................................    4,000         320,240
Fleet Boston Financial Corp...............    4,000         147,000
John Hancock Financial Services, Inc......    3,000         119,850
Northern Trust Corp.......................    2,500         131,200
State Street Corp.........................    4,000         182,000
T.Rowe Price Group, Inc...................    5,000         146,500
Wells Fargo & Co..........................    2,400         106,680
Wilmington Trust Corp.....................    1,600          88,320
                                                          ---------
                                                          1,522,650
                                                          ---------
HEALTH CARE - 11.4%
Amgen, Inc.(b) ...........................    1,000          58,770


COMMON STOCKS - 55.7% (CONTINUED)

                                            SHARES OR
                                            PRINCIPAL
SECURITY DESCRIPTION                         AMOUNT ($)    VALUE ($)
--------------------                         ----------    ---------

Biomet, Inc...............................    4,050         118,463
Biovail Corp.(b) .........................      800          37,120
Cardinal Health, Inc......................    2,850         210,758
Johnson & Johnson, Inc....................    4,200         232,679
Medtronic, Inc............................    4,600         200,100
Merck & Co., Inc..........................    2,400         159,840
Patterson Dental Co.(b) ..................    4,000         147,440
Pfizer, Inc...............................    4,000         160,400
Schering-Plough Corp......................    3,800         140,980
St.Jude Medical, Inc.(b) .................    1,000          68,450
Stryker Corp..............................    1,300          68,770
                                                          ---------
                                                          1,603,770
                                                          ---------
PRODUCER PRODUCTS - 1.5%
Baldor Electric Co........................    1,000          19,850
Teleflex, Inc.............................    5,000         186,950
                                                          ---------
                                                            206,800
                                                          ---------
TECHNOLOGY - 10.3%
Affiliated Computer Services, Inc.(b) ....    2,000         162,820
Applied Materials, Inc.(b) ...............    4,000         113,760
Automatic Data Processing, Inc............    3,000         141,120
EMC Corp.(b) .............................    6,300          74,025
Hewlett-Packard Co........................    3,200          51,520
Integrated Device Technology, Inc.(b) ....    2,000          40,240
Intel Corp ...............................    6,000         122,640
International Business Machines Corp......    2,000         184,600
Microsoft Corp.(b) .......................    3,400         173,978
Nokia Corp., ADR .........................    3,000          46,950
Oracle Corp.(b) ..........................    4,900          61,642
Sanmina Corp.(b) .........................    2,300          31,234
Sun Microsystems, Inc.(b) ................    2,800          23,156
Waters Corp.(b) ..........................    6,000         214,620
                                                          ---------
                                                          1,442,305
                                                          ---------
TRANSPORTATION - 2.1%
Southwest Airlines .......................    9,750         144,690
United Parcel Service, Inc.- Class B .....    3,000         155,940
                                                          ---------
                                                            300,630
                                                          ---------
TOTAL COMMON STOCKS ......................                7,812,538
                                                          ---------

CORPORATE OBLIGATIONS - 9.4%

COMMUNICATION SERVICES - 1.2%
Pacific Bell, 6.88%, 8/15/06 .............  150,000         161,336
                                                          ---------

CONSUMER CYCLICALS - 1.8%
Leggett & Platt, Inc., 7.19%, 4/24/02 (c)   200,000         204,903
May Department Stores Co., 9.88%, 12/1/02    50,000          53,505
                                                          ---------
                                                            258,408
                                                          ---------


                                   Continued

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                                        5

                                                    WALDEN SOCIAL BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                 September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

 CORPORATE OBLIGATIONS - 9.4% (CONTINUED)

                                                 PRINCIPAL
SECURITY DESCRIPTION                            AMOUNT ($)    VALUE ($)
--------------------                            ----------    ---------
CONSUMER STAPLES - 3.3%
H.J. Heinz Co., 6.88%, 1/15/03 ..............     250,000     260,141
Sysco Corp., 6.50%, 6/15/05 .................     200,000     212,120
                                                            ---------
                                                              472,261
                                                            ---------
FINANCIAL SERVICES - 3.1%
Marsh & McLennan Cos., 6.63%, 6/15/04 .......     200,000     212,414
St.Paul Companies, Inc., 7.88%, 4/15/05 .....     200,000     219,292
                                                            ---------
                                                              431,706
                                                            ---------
TOTAL CORPORATE OBLIGATIONS .................               1,323,711
                                                            ---------

MUNICIPAL BONDS - 1.5%
MASSACHUSETTS - 1.5%
Massachusetts State Port
Authority Revenue, 6.30%, 7/1/05 ............     200,000     210,572
                                                            ---------
TOTAL MUNICIPAL BONDS .......................                 210,572
                                                            ---------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 26.0%
FEDERAL FARM CREDIT BANK - 3.4%
5.80%, 6/17/05 ..............................     100,000     105,514
5.63%, 1/23/06 ..............................     250,000     263,484
5.95%, 3/5/08 ...............................     100,000     106,371
                                                            ---------
                                                              475,369
                                                            ---------
FEDERAL HOME LOAN BANK - 10.4%
6.38%, 11/14/03 .............................     250,000     266,007
7.36%, 7/1/04 ...............................     250,000     275,183
6.50%, 11/15/05 .............................     250,000     272,147
6.19%, 5/6/08 ...............................     300,000     323,356
5.90%, 3/26/09 ..............................     200,000     211,207
5.82% 3/30/09 ...............................     100,000     105,091
                                                            ---------
                                                            1,452,991
                                                            ---------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.6%
5.13%, 2/13/04 ..............................     106,000     110,184
7.00%, 12/25/19 .............................     114,789     115,151
                                                            ---------
                                                              225,335
                                                            ---------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.8%
7.50%, 10/15/25                                   234,512     245,603
                                                            ---------

HOUSING AND URBAN DEVELOPMENT - 0.7%
Pohatcong Township, NJ, Series A, 7.13%, 8/1/12   100,000     102,455
                                                            ---------

U.S.TREASURY INFLATION PROTECTED BONDS - 8.1%
3.63%, 1/15/08 ..............................   1,098,900   1,140,453
                                                            ---------
TOTAL U.S.GOVERNMENT
AGENCY OBLIGATIONS ..........................               3,642,206
                                                            ---------

CERTIFICATES OF DEPOSIT - 1.6%
                                                 SHARES OR
                                                 PRINCIPAL
SECURITY DESCRIPTION                             AMOUNT ($)   VALUE ($)
--------------------                             ----------   ---------

Borrego Springs Bank, 4.40%, 3/14/04 ........      25,000      25,000
Central Appalachian Peoples Federal Credit
Union, 5.25%, 3/14/04 .......................      25,000      25,000
Community Capital Bank, 4.57%, 7/20/04 ......      50,000      50,000
Elk Horn Bank, 4.91%, 3/14/04 ...............      25,000      25,000
Shorebank Pacific, 4.55%, 7/13/04 ...........      50,000      50,000
Vermont Development Credit, 5.20%, 7/13/04 ..      50,000      50,000
                                                            ---------
TOTAL CERTIFICATES OF DEPOSIT ...............                 225,000
                                                            ---------


INVESTMENT COMPANIES - 5.2%
Kent Government Money Market Fund ...........     696,810     696,810
Kent Money Market Fund ......................      35,654      35,654
                                                            ---------
TOTAL INVESTMENT COMPANIES ..................                 732,464
                                                            ---------

TOTAL INVESTMENTS
(COST $14,341,984) (a) - 99.4% ..............              13,946,491
                                                           ==========

----------------
Percentages indicated are based on net assets of $14,028,661.

(a) Cost differs from market value by net unrealized depreciation of securities as follows:
          Unrealized appreciation               $875,202
          Unrealized depreciation             (1,270,695)
                                             -----------
          Net unrealized depreciation          ($395,493)
                                             ===========

(b) Represents non-income producing security.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

ADR - American Depositary Receipt


                       See Notes to Financial Statements

--------------------------------------------------------------------------------
                                        6

FINANCIAL STATEMENTS                                WALDEN SOCIAL BALANCED FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001 (Unaudited)

ASSETS:
Investments, at value (cost $14,341,984) ........                 $13,946,491
Interest and dividends receivable ...............                      92,439
Prepaid expenses ................................                       5,613
                                                                  -----------
  TOTAL ASSETS ..................................                  14,044,543

LIABILITIES:
Accrued expenses and other liabilities:
  Investment adviser ............................    $5,835
  Administration ................................       229
  Other .........................................     9,818
                                                     ------
     TOTAL LIABILITIES ..........................                      15,882
                                                                  -----------

NET ASSETS ......................................                 $14,028,661
                                                                  ===========

COMPOSITION OF NET ASSETS:
Capital .........................................                 $14,666,461
Accumulated net investment income ...............                     227,748
Accumulated net realized losses from
  investment transactions .......................                    (470,055)
Unrealized depreciation from investments ........                    (395,493)
                                                                  -----------
NET ASSETS ......................................                 $14,028,661
                                                                  ===========
Shares outstanding (par value $0.001, unlimited
  number of shares authorized) ..................                   1,456,504
                                                                  ===========
Net Asset Value, Offering Price and Redemption
  Price per share ...............................                       $9.63
                                                                  ===========

STATEMENT OF OPERATIONS
For the six months ended September 30, 2001 (Unaudited)

INVESTMENT INCOME:
  Interest ......................................                    $166,230
  Dividend ......................................                      55,260
                                                                  -----------
    TOTAL INVESTMENT INCOME .....................                     221,490

EXPENSES:
  Investment adviser ............................   $53,762
  Administration ................................    14,337
  Accounting ....................................     4,017
  Custodian .....................................     2,122
  Transfer agency ...............................     9,110
  Other .........................................    10,275
                                                    -------
     Total expenses before fee reductions .......                      93,623
     Fees reduced by the Administrator ..........                      (3,584)
     Fees reduced by the Investment adviser .....                     (18,355)
                                                                      -------
     NET EXPENSES ...............................                      71,684
                                                                       ------

NET INVESTMENT INCOME ...........................                     149,806
                                                                      -------

NET REALIZED/UNREALIZED LOSSES
FROM INVESTMENTS:
Net realized losses from investment transactions                     (345,325)
Change in unrealized appreciation/depreciation
  from investments ..............................                    (262,948)
                                                                     --------
Net realized/unrealized losses from investments .                    (608,273)
                                                                     --------
CHANGE IN NET ASSETS FROM OPERATIONS ............                   ($458,467)
                                                                    =========









                       See Notes to Financial Statements

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                WALDEN SOCIAL BALANCED FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                    For the six months ended
                                                                                       September 30, 2001     For the year ended
                                                                                          (Unaudited)           March 31, 2001
                                                                                          -----------           --------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income ......................................................          $    149,806           $    253,855
  Net realized losses from investment transactions ...........................              (345,325)               (89,468)
  Change in unrealized appreciation/depreciation from investments ............              (262,948)              (958,017)
                                                                                        ------------           ------------
CHANGE IN NET ASSETS FROM OPERATIONS .........................................              (458,467)              (793,630)
                                                                                        ------------           ------------

DIVIDENDS:
  Net investment income ......................................................                  --                 (232,055)
                                                                                        ------------           ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS ..............................                  --                 (232,055)
                                                                                        ------------           ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued ................................................             1,250,686              2,110,516
  Dividends reinvested .......................................................                  --                  232,055
  Cost of shares redeemed ....................................................              (375,834)              (822,019)
                                                                                        ------------           ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .........................               874,852              1,520,552
                                                                                        ------------           ------------
CHANGE IN NET ASSETS .........................................................               416,385                494,867

NET ASSETS:
  Beginning of period ........................................................            13,612,276             13,117,409
                                                                                        ------------           ------------
  End of period ..............................................................          $ 14,028,661           $ 13,612,276
                                                                                        ============           ============

SHARE TRANSACTIONS:
  Issued .....................................................................               123,633                200,392
  Reinvested .................................................................                  --                   21,830
  Redeemed ...................................................................               (37,554)               (79,119)
                                                                                        ------------           ------------
CHANGE IN SHARES .............................................................                86,079                143,103
                                                                                        ============           ============








                       See Notes to Financial Statements

--------------------------------------------------------------------------------
                                        8

FINANCIAL STATEMENTS                                 WALDEN SOCIAL BALANCED FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.

                                                                                  For the                        For the period
                                                                             six months ended       For the       June 20, 1999
                                                                            September 30, 2001    year ended          to
                                                                                (Unaudited)     March 31, 2001   March 31, 2000 (a)
                                                                                 ----------     --------------  ------------------

NET ASSET VALUE, BEGINNING OF PERIOD ........................................    $     9.93       $    10.69      $    10.00
                                                                                 ----------       ----------      ----------

INVESTMENT ACTIVITIES:
  Net investment income .....................................................          0.10             0.19            0.13
  Net realized and unrealized gains (losses) from investment transactions ...         (0.40)           (0.77)           0.65
                                                                                 ----------       ----------      ----------
  Total from investment activities ..........................................         (0.30)           (0.58)           0.78
                                                                                 ----------       ----------      ----------

DIVIDENDS:
  Net investment income .....................................................          --              (0.18)          (0.09)
                                                                                 ----------       ----------      ----------
  Total dividends ...........................................................          --              (0.18)          (0.09)
                                                                                 ----------       ----------      ----------

NET ASSET VALUE, END OF PERIOD ..............................................    $     9.63       $     9.93      $    10.69
                                                                                 ==========       ==========      ==========

TOTAL RETURN ................................................................         (3.02%)(b)       (5.57%)          7.83%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000's) .......................................    $   14,029       $   13,612      $   13,117
  Ratio of expenses to average net assets ...................................          1.00% (c)        1.00%           1.01%(c)
  Ratio of net investment income to average net assets ......................          2.09% (c)        1.88%           1.70%(c)
  Ratio of expenses to average net assets (d) ...............................          1.31% (c)        1.33%           1.34%(c)
  Portfolio turnover ........................................................         11.68%           29.06%          28.80%

--------------------------------------------------------------------------------
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.









                       See Notes to Financial Statements

--------------------------------------------------------------------------------

                      This page intentionally left blank.




















--------------------------------------------------------------------------------
                                       10

MARKET AND PERFORMANCE                                WALDEN SOCIAL EQUITY FUND
REVIEW                                     Manager Commentary by Robert Lincoln
--------------------------------------------------------------------------------

Over the years we have found Labor Day weekend to be an important time to assess the equilibrium between the economy and financial markets. By Labor Day, sufficient economic evidence usually exists to determine whether perennial Wall Street optimism about a year-end business upturn is likely to materialize. This year, the economic evidence came early. Reports throughout the summer suggested an increasing probability of a recession, with the sharp decline in business investment in technology leading the way. The stock market reacted quickly to the mounting recessionary news. From August 14 through September 7 the Standard & Poor's 500 Stock Index (the "S&P 500") fell by over 8%.

Then came the terrorist attacks on September 11. We extend our deepest sympathies to all those directly affected. Sadly, terrorism is not a new activity. Viewed from an economic perspective, the severity of the acts, the fact that they occurred within our borders, and the realization that preventing future terrorist attacks cannot be assured, are the reasons we experienced sudden, widespread changes in social and consumer behavior. Most obvious is the sharp drop in travel-related activities. Consumer expenditures on a broad range of goods and services have fallen as well.

We feel that when added to the already weak level of business activity that prevailed before the attacks; the lower spending patterns eliminated any chance that our economy could avoid a recession and this became more evident as the stock market showed a decline. The S&P 500 declined by 14.67% and 9.89% while the Nasdaq Composite Index(1) lost 30.64% and 18.55% for the three and six month periods ended September 30, 2001, respectively. The Walden Social Equity Fund held its value much better, showing a decline of 9.07% and 6.01% for the same periods. Much of this was due to our long held approach to equity selection which emphasizes companies with sound business strategies, clean financials, and moderate valuations.

ECONOMIC SUMMARY AND OUTLOOK

Understandably, the events of September 11 have dominated collective emotions and concerns in recent weeks. Yet, in assessing the economic outlook, we need to remember that business trends in the United States were weak well before the terrorist attacks. European and Asian economies have also weakened through the year. The American consumer has been the most important contributor to the modest growth in the Gross Domestic Product(2) (the "GDP") posted over the past five calendar quarters. To counter the weakening economic trend, the Federal Reserve Board (the "Fed") began a series of interest rate cuts this past January. In the spring, fiscal stimulus was added with the passage of the Bush tax cut. Although we remained cautious, through the first half of 2001 we shared the view held by many economists that the combination of monetary and fiscal stimulus might be sufficient to allow the economy to muddle through and avoid a recession. As statistics were released over the summer, most hopes for an end-of-year rebound faded. Not only did spending in the technology sector fall even more than anticipated, but there was visible weakness in several consumer segments including housing and retail sales. We feel the events of September 11 only accentuated an already slumping economy.

We view the economic policy response since September 11 by both the Fed and the Federal Government as swift and appropriate. On the monetary side, the Fed cut interest rates twice, each time by one-half percentage point. We now have the lowest short term interest rates in forty years. In Washington, there is broad bi-partisan support for more spending and another series of tax cuts. There is also no doubt in our mind that the Fed and Federal Government will continue to provide further economic stimulus if necessary. The uncertainty lies in the actual reaction of the consumer to the spending distortions caused by the attacks on America, and whatever may lie ahead, including the American military response and any potential future terrorist activity. We believe the aggregate result of the events will serve to stimulate, not stifle economic activity. We anticipate that changes in security precautions will create jobs, and if consumers travel less, these funds will be spent on other things. However, the necessary transition period increases the normal level of uncertainty that accompanies the initial stages of this and prior economic downturns, and could damage many established businesses.

How much damage depends on actual future events, which at this time are impossible to predict. In our opinion, clearly, the elimination of essential terrorist groups accompanied by widespread belief that we will be able to limit sharply new terrorist activity is the most favorable political backdrop we can envision. In contrast, a series of new acts of terrorism would be the most damaging. Between these two extremes lies a range of circumstances that might alter the pace and character of economic recovery.

This heightened level of economic/political uncertainty makes forecasting even more speculative. Our preference during such times is to maintain a conservative yet diversified investment position. We feel an aggressive stance runs greater risk of negative disappointments, while being too cautious subjects the portfolio to a large opportunity loss if economic and political events unfold favorably. We anticipate that there should be many opportunities in the future to invest more aggressively or within a better risk/reward balance.

INVESTMENT STRATEGY

The essence of investment strategy involves assessing whether prevailing stock and bond values fairly reflect economic and corporate developments. For a sustainable recovery in stock prices to materialize, we were of the opinion that a rebound in corporate profits was essential. We also thought the summer months would provide critical information about the effectiveness of prior interest rate cuts as well as the recently enacted Bush tax initiative. Given the continued weak economic reports through July and August and, of course, the events in September, the economic rebound we


--------------------------------------------------------------------------------
                                       11

MARKET AND PERFORMANCE                                WALDEN SOCIAL EQUITY FUND
REVIEW (CONT.)                             Manager Commentary by Robert Lincoln
--------------------------------------------------------------------------------

anticipated will now be delayed further by the damage done to consumer confidence. Even so, with the S&P 500 down more than 25% over the past year, it is now our assessment that the U.S. equity markets are, for the first time in several years, reasonably valued. Indeed, if you assume that interest rates remain low and corporate profitability soon returns to a normal growth path, current equity prices are likely to prove attractive. Nonetheless, given the extraordinary uncertainty facing our economy in the near term and the continuation of extreme market volatility, we believe a cautious stance remains warranted. In the meantime, we intend to make selective purchases when we consider valuations compelling.

Over the past months our equity selection methodology has been critical in helping our portfolios withstand the worst of the market slide. We believe that our emphasis on financially sound companies with proven business models and moderate valuations is particularly well suited to adverse market environments. Under current conditions, it is especially appropriate that we continue to focus on just these sorts of investments. This has led us to a still cautious stance in the technology area. Here we have chosen to emphasize those companies with high levels of recurring revenue, or those that benefit from trends that are unlikely to be displaced by an investment led economic slowdown. In contrast, health care companies continue to represent a large share of the portfolio. These are unlikely to be significantly impacted by economic events, and may well benefit from the regulatory approach favored by the Bush administration. Financial stocks, including those of insurance companies, also comprise a large share of equity portfolio holdings. Many of these currently sell at extremely attractive valuations and will be major beneficiaries of the Fed's actions to lower short-term rates. Finally, some industrial cyclical companies are now priced as though a recession is sure to be long and deep. We expect to make selective purchases in this area when we consider the market's assessment to be too pessimistic.

Finally, we thank you for your continued confidence in us. We look forward to providing you with investment management to meet your needs now and in the years ahead.


/s/ Robert Lincoln

Robert Lincoln
Portfolio Manager
BostonTrust Investment Management, Inc.

INVESTMENT PERFORMANCE

Fund Net Asset Value: $8.92                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                                                     AS OF SEPTEMBER 30, 2001
                                                                                 -------------------------------
                                                   QUARTER          SIX                         SINCE INCEPTION
                                                   TO DATE         MONTHS          1 YEAR        JUNE 20, 1999
  WALDEN SOCIAL EQUITY FUND(*)                     -9.07%          -6.01%         -12.63%           -4.36%

  Standard & Poor's 500 Stock Index(**)           -14.67%          -9.68%         -26.61%           -9.37%

(*)After all expenses at an annual rate of 1.00%,the adviser's expense limitation.
(**)Data calculated for the indices indicated were calculated based on the closest calendar date to the Fund inception available for the index.

1 The Nasdaq Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as the National Market Systems traded foreign common stocks and ADRs.
2 Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

The Standard & Poor's 500 Stock Index is an unmanaged index of stocks that measure the asset-weighted performance of 500 stocks of large capitalization companies. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.



--------------------------------------------------------------------------------
                                       12

                                                      WALDEN SOCIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                 September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS - 95.9%
SECURITY DESCRIPTION                      SHARES        VALUE ($)
--------------------                      ------        ---------

BASIC MATERIALS - 1.3%
Sealed Air Corp.(b) ....................   7,000         255,430
                                                         -------

CAPITAL GOODS - 3.2%
Illinois Tool Works ....................   6,600         357,126
Ingersoll-Rand Co ......................   9,000         304,200
                                                         -------
                                                         661,326
                                                         -------
COMMUNICATION SERVICES - 4.7%
Alltel Corp.............................   6,427         372,445
AT&T Corp...............................   5,000          96,500
SBC Communications, Inc.................  10,185         479,917
                                                         -------
                                                         948,862
                                                         -------
CONSUMER CYCLICALS - 9.6%
BJ's Wholesale Club, Inc.(b) ...........   5,000         238,050
Costco Wholesale Corp.(b) ..............   7,500         266,700
La-Z-Boy, Inc...........................  15,000         236,850
Leggett & Platt, Inc....................  17,000         331,500
McClatchy Co............................   7,000         294,000
Omnicom Group, Inc......................   4,000         259,600
TJX Cos., Inc...........................  10,000         329,000
                                                       ---------
                                                       1,955,700
                                                       ---------
CONSUMER PRODUCTS - 4.0%
Aptargroup, Inc.........................  15,000         477,000
Herman Miller, Inc......................  10,000         194,700
Jones Apparel Group, Inc.(b) ...........   6,000         152,940
                                                       ---------
                                                         824,640
                                                       ---------
CONSUMER STAPLES - 9.9%
Albertson's, Inc........................  12,000         382,560
Avon Products...........................   8,000         370,000
Colgate-Palmolive Co....................   5,000         291,250
CVS Corp................................   6,000         199,200
Kimberly-Clark Corp.....................   6,000         372,000
Sysco Corp..............................  16,000         408,640
                                                       ---------
                                                       2,023,650
                                                       ---------
ENERGY - 5.5%
Apache Corp.............................   4,000         172,000
BP Amoco PLC, ADR ......................  17,232         847,297
Keyspan Corp............................   3,000          99,720
                                                       ---------
                                                       1,119,017
                                                       ---------
FINANCIAL SERVICES - 21.0%
American International Group, Inc.......   3,500         273,000
Bank of America Corp....................  10,000         584,000
Cincinnati Financial Corp...............  13,000         541,060
Fannie Mae .............................   5,000         400,300
First Virginia Banks, Inc...............   6,900         316,020
Fleet Boston Financial Corp.............  10,000         367,500
John Hancock Financial Services, Inc....   7,000         279,650
Northern Trust Corp.....................   5,000         262,400
State Street Corp.......................   8,000         364,000
T.Rowe Price Group, Inc.................  12,800         375,040
Wilmington Trust Corp...................   9,000         496,800
                                                       ---------
                                                       4,259,770
                                                       ---------

COMMON STOCKS - 95.9% (CONTINUED)
SECURITY DESCRIPTION                      SHARES       VALUE ($)
--------------------                      ------       ---------

HEALTH CARE - 19.9%
Biomet, Inc.............................  13,425         392,681
Biovail Corp.(b) .......................   5,000         232,000
Bristol-Myers Squibb Co.................   4,000         222,240
Cardinal Health, Inc....................   6,000         443,700
Dentsply International, Inc.............   8,000         367,520
Genzyme Corp.(b) .......................   3,000         136,260
Johnson & Johnson, Inc..................   8,000         443,200
Medtronic, Inc..........................   7,000         304,500
Merck & Co., Inc........................   6,000         399,600
Pfizer, Inc.............................   8,000         320,800
Saint Jude Medical, Inc. (b) ...........   5,000         342,250
Schering-Plough Corp....................   8,000         296,800
Stryker Corp............................   3,000         158,700
                                                       ---------
                                                       4,060,251
                                                       ---------
PRODUCER PRODUCTS - 2.9%
Carlisle Cos., Inc......................   8,000         224,240
Teleflex, Inc...........................  10,000         373,900
                                                         -------
                                                         598,140
                                                         -------
TECHNOLOGY - 11.4%
Applied Materials, Inc. (b) ............  10,000         284,400
Automatic Data Processing, Inc..........   5,000         235,200
Brocade Communications Systems, Inc. (b)   2,000          28,060
Corning, Inc............................   4,000          35,280
EMC Corp. (b)...........................   7,500          88,125
Hewlett-Packard Co......................  10,000         161,000
Intel Corp..............................  15,000         306,600
International Business Machines Corp....   3,500         323,050
Microsoft Corp. (b).....................   8,000         409,360
Sanmina Corp. (b) ......................  10,000         135,800
Telefonaktiebolaget LM Ericsson, ADR ...  40,000         139,600
Texas Instruments, Inc..................   6,000         149,880
Veritas Software Corp. (b) .............   1,500          27,660
                                                         -------
                                                       2,324,015
                                                       ---------
TRANSPORTATION - 2.5%
FedEx Corp. (b) ........................   7,000         257,250
United Parcel Service, Inc.- Class B ...   5,000         259,900
                                                      ----------
                                                         517,150
                                                         -------
TOTAL COMMON STOCKS ....................              19,547,951
                                                      ----------

INVESTMENT COMPANIES - 4.1%

Kent Government Money Market Fund ...... 828,286         828,286
                                                         -------
TOTAL INVESTMENT COMPANIES .............                 828,286
                                                         -------

TOTAL INVESTMENTS
(COST $21,438,347) (a) - 100.0% ........              20,376,237
                                                      ==========
---------------
Percentages indicated are based on net assets of $20,383,597.

(a) Cost differs from market value by net unrealized depreciation of securities as follows:
          Unrealized appreciation              $1,952,347
          Unrealized depreciation              (3,014,457)
                                              -----------
          Net unrealized depreciation         ($1,062,110)
                                              ===========
(b) Represents non-income producing security.
ADR - American Depositary Receipt


                       See Notes to Financial Statements

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                  WALDEN SOCIAL EQUITY FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001 (Unaudited)

ASSETS:
Investments, at value (cost $21,438,347) .......             $20,376,237
Dividends receivable ...........................                  24,804
Prepaid expenses ...............................                   4,914
                                                                   -----
  TOTAL ASSETS .................................              20,405,955

LIABILITIES:
Accrued expenses and other liabilities:
  Investment adviser ...........................     $9,804
  Administration ...............................        330
  Other ........................................     12,224
                                                     ------
    TOTAL LIABILITIES ..........................                  22,358
                                                                  ------

NET ASSETS .....................................             $20,383,597
                                                             ===========

COMPOSITION OF NET ASSETS:
Capital ........................................             $22,813,898
Accumulated net investment income ..............                  67,348
Accumulated net realized losses from
  investment transactions ......................              (1,435,539)
Unrealized depreciation from investments .......              (1,062,110)
                                                              ----------
NET ASSETS .....................................             $20,383,597
                                                             ===========
Shares outstanding (par value $0.001, unlimited
  number of shares authorized) .................               2,285,329
                                                             ===========
Net Asset Value, Offering Price and Redemption
  Price per share ..............................                   $8.92
                                                             ===========

STATEMENT OF OPERATIONS
For the six months ended September 30, 2001 (Unaudited)

INVESTMENT INCOME:
Dividend .......................................                $149,524
                                                                --------
    TOTAL INVESTMENT INCOME ....................                 149,524

EXPENSES:
  Investment adviser ...........................    $82,937
  Administration ...............................     22,117
  Accounting ...................................      2,260
  Custodian ....................................      2,761
  Transfer agency ..............................      8,632
  Other ........................................     13,378
                                                     ------
     Total expenses before fee reductions ......                 132,085
     Fees reduced by the Administrator .........                  (5,529)
     Fees reduced by the Investment adviser ....                 (15,974)
                                                                 -------
     NET EXPENSES ..............................                 110,582
                                                                 -------

NET INVESTMENT INCOME ..........................                  38,942
                                                                  ------

NET REALIZED/UNREALIZED LOSSES FROM INVESTMENTS:
Net realized losses from investment transactions                (607,151)
Change in unrealized appreciation/depreciation
  from investments .............................                (734,293)
                                                                --------
Net realized/unrealized losses from investments               (1,341,444)
                                                              ----------
CHANGE IN NET ASSETS FROM OPERATIONS ...........             ($1,302,502)
                                                             ===========

                       See Notes to Financial Statements

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                  WALDEN SOCIAL EQUITY FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                  For the six months ended
                                                                                     September 30,2001      For the year ended
                                                                                        (Unaudited)           March 31, 2001
                                                                                        -----------           --------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income .......................................................       $     38,942           $     77,587
  Net realized losses from investment transactions ............................           (607,151)              (562,722)
  Change in unrealized appreciation/depreciation from investments .............           (734,293)            (1,957,215)
                                                                                      ------------           ------------
CHANGE IN NET ASSETS FROM OPERATIONS ..........................................         (1,302,502)            (2,442,350)
                                                                                      ------------           ------------

DIVIDENDS:
  Net investment income .......................................................               --                  (87,745)
                                                                                      ------------           ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS ...............................               --                  (87,745)
                                                                                      ------------           ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued .................................................            907,933              1,980,903
  Dividends reinvested ........................................................               --                   87,744
  Cost of shares redeemed .....................................................           (588,065)            (3,235,954)
                                                                                      ------------           ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ..........................            319,868             (1,167,307)
                                                                                      ------------           ------------
CHANGE IN NET ASSETS ..........................................................           (982,634)            (3,697,402)

NET ASSETS:
  Beginning of period .........................................................         21,366,231             25,063,633
                                                                                      ------------           ------------
  End of period ...............................................................       $ 20,383,597           $ 21,366,231
                                                                                      ============           ============

SHARE TRANSACTIONS:
  Issued ......................................................................             93,172                193,566
  Reinvested ..................................................................               --                    8,536
  Redeemed ....................................................................            (59,072)              (315,541)
                                                                                      ------------           ------------
CHANGE IN SHARES ..............................................................             34,100               (113,439)
                                                                                      ============           ============

                        See Notes to Financial Statements

--------------------------------------------------------------------------------
                                       15

FINANCIAL STATEMENTS                                  WALDEN SOCIAL EQUITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

                                                                                 For the
                                                                            six months ended         For the     For the period
                                                                             September 30, 2001    year ended    June 20, 1999 to
                                                                                (Unaudited)      March 31, 2001  March 31, 2000 (a)
                                                                                ----------       --------------  --------------

NET ASSET VALUE,BEGINNING OF PERIOD ........................................    $     9.49         $    10.60      $    10.00
                                                                                ----------         ----------      ----------

INVESTMENT ACTIVITIES:
  Net investment income ....................................................          0.02               0.03            0.02
  Net realized and unrealized gains (losses) from investment transactions ..         (0.59)             (1.10)           0.67
                                                                                ----------         ----------      ----------
  Total from investment activities .........................................         (0.57)             (1.07)           0.69
                                                                                ----------         ----------      ----------

DIVIDENDS:
  Net investment income ....................................................          --                (0.04)          (0.01)
  In excess of net realized gains ..........................................          --                 --             (0.08)
                                                                                ----------         ----------      ----------
  Total dividends ..........................................................          --                (0.04)          (0.09)
                                                                                ----------         ----------      ----------
NET ASSET VALUE, END OF PERIOD .............................................    $     8.92         $     9.49      $    10.60
                                                                                ==========         ==========      ==========

TOTAL RETURN ...............................................................         (6.01%)(b)        (10.12%)          6.94%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000's) ......................................    $   20,384         $   21,366      $   25,064
  Ratio of expenses to average net assets ..................................          1.00% (c)          1.00%           1.00%(c)
  Ratio of net investment income to average net assets .....................          0.35% (c)          0.33%           0.28%(c)
  Ratio of expenses to average net assets (d) ..............................          1.19% (c)          1.19%           1.18%(c)
  Portfolio turnover .......................................................         11.63%             45.26%          28.57%

__________________________________________________________________________________________________________________________________
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.







                        See Notes to Financial Statements

--------------------------------------------------------------------------------
                                       16

NOTES TO FINANCIAL STATEMENTS                    September 30,2001 (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8,1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements are those of the Walden Social Balanced Fund and Walden Social Equity Fund (individually, a "Fund", collectively, the "Funds"). The Funds are separate series of the Group. Financial statements for all other series are published separately.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION:

     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Group's Board of Trustees.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

     SECURITY TRANSACTIONS AND RELATED INCOME:

     Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the accretion or amortization of a discount or premium. Dividend income is recorded on the ex-dividend date.

     EXPENSE ALLOCATION:

     Expenses directly attributable to a Fund are charged directly to that Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

     DIVIDENDS TO SHAREHOLDERS:

     Dividends from net investment income and net realized gains, if any, are declared and distributed annually. Additional dividends are also paid to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed net investment income and net realized gains.

     The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

     FEDERAL INCOME TAXES:

     Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income tax is required.

3.   RELATED PARTY TRANSACTIONS:

     INVESTMENT ADVISER:

     Boston Trust Investment Management, Inc. (the "Investment Adviser") acts as the investment adviser to the Funds. On May 12, 2001, the Investment Adviser assumed all advisory responsibilities from its parent company, United States Trust Company of Boston ("USTCB"), the previous investment adviser to the Funds. For its services, the Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.75%.

                                    Continued

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                    September 30,2001 (Unaudited)
--------------------------------------------------------------------------------

     ADMINISTRATION:

     BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Funds as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such persons are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.20%. For the six months ended September 30, 2001 the administrator has agreed to voluntarily waive a portion of its fees.

     DISTRIBUTION:

     BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., serves as the Funds' distribution agent.

     CUSTODIAN, TRANSFER AGENCY AND FUND ACCOUNTING:

     USTCB acts as the Funds' custodian and transfer agent. Under the custody agreement, USTCB receives an annual fee computed daily and paid monthly based on the average daily net assets. USTCB receives a fixed fee for its services as the transfer agent. BISYS Ohio provides fund accounting services for the Funds. For these services to the Funds, BISYS Ohio receives an annual fee accrued daily and paid monthly for each Fund.

     FEE REDUCTIONS:

     The Investment Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit the Funds' aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Funds' obligation may be subject to repayment by the Funds within three years provided the Funds are able to effect such repayment and remain in compliance with applicable limitations. As of September 30, 2001 the Investment Adviser may recoup $82,160 and $73,581 from the Walden Social Balanced Fund and Walden Social Equity
     Fund, respectively.

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the six months ended September 30, 2001, totaled:

                                       Purchases                   Sales
                                       ---------                   -----
     Walden Social Balanced Fund       $2,873,639                $1,544,867
     Walden Social Equity Fund          2,725,242                 2,486,255







--------------------------------------------------------------------------------

INVESTMENT ADVISER
Boston Trust Investment Management, Inc.
40 Court Street
Boston, MA 02108

CUSTODIAN AND TRANSFER AGENT
United States Trust Company of Boston
40 Court Street
Boston, MA 02108

ADMINISTRATOR
BISYS Fund Services Ohio,Inc.
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
Arthur Andersen LLP
Huntington Center
41 South High Street
Columbus, OH 43215-6150

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C.20006

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

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